Exhibit 99.1

LV ADMINISTRATIVE SERVICES, INC., AS AGENT
335 MADISON AVENUE, 10TH FLOOR
NEW YORK, NEW YORK 10017

VIA FACSMILE AND FEDERAL EXPRESS

March 27, 2009

To The Parties Listed on Exhibit A hereto:

Reference is made to (i) that certain Secured Non-Convertible Revolving Note, dated as of March 24, 2006 issued by JMAR Technologies, Inc., a Delaware corporation ("JMAR"), JMAR/SAL NanoLithography, Inc., a California corporation. ("JMAR/SAL"), JMAR Research, Inc., a California corporation ("Research") and JSI Microelectronics, Inc., a California corporation ("JSI") to Laurus Master Fund, Ltd. (In Liquidation) ("Laurus") in the original principal amount of $3,000,000 (as amended, restated, modified and/or supplemented from time to time, the "Revolving Note"); (ii) that certain Security Agreement, dated as of March 27, 2006 by and between JMAR, JMAR/SAL, Research, JSI and Laurus (as amended, restated, modified and/or supplemented from time to time, the "March 2006 Security Agreement"); (iii) the Ancillary Agreements (as defined in the March 2006 Security Agreement) (the "March 2006 Ancillary Agreements"); and together with the March 2006 Security Agreement and the Revolving Note, collectively, the "March 2006 Documents"); (iv) that certain Pledge and Security Agreement between JMAR and Laurus dated as of March 21, 2003 (as amended, restated, modified and/or supplemented from time to time, the "2003 Pledge Agreement"); (v) that certain Purchase and Security Agreement dated as of March 21, 2003 by and between JMAR, JMAR/SAL, Research, JSJ and Laurus (as amended, restated, modified and/or supplemented from time to time, the "2003 Security Agreement"); (vi) that certain Stock Pledge Agreement dated as of March 14, 2003 made by JMAR in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "2003 Stock Pledge Agreement" and together with the 2003 Security Agreement, and the 2003 Pledge Agreement, collectively, the "2003 Documents"); (vii) that certain Secured Term Note, dated April 11, 2007, issued by JMAR to Laurus in the original principal amount of $750,000, which was subsequently assigned in full to Valens Offshore SPV I, Ltd, ("VOFF I") (as amended, restated, modified and/or supplemented from time to time, the "April 2007 Term Note"); (viii) that certain Securities Purchase Agreement, dated as of April 11, 2007 by and between JMAR and Laurus (as amended, restated, modified and/or supplemented from time to time, the "April 2007 SPA"), (ix) the Related Agreements (as defined in the April 2007 SPA) (the "April 2007 Related Agreements"); (x) that certain Grant of Security Interest in Patents and Trademarks effected as of April 11, 2007 by JMAR and Research in favor of Laurus (as amended, restated, modified and/or supplemented from. time to time, the "April 2007 IP Agreement" and together with the April 2007 Related Agreement, the April 2007 SPA and the April 2007 Term Note, collectively, the "April 2007 Documents"); (xi) that certain Secured Term Note, dated as of August 31, 2007 issued by JMAR to Laurus in the original principal amount of $7,500,000, which was subsequently assigned in full to  VOFF I and Valens U.S. SPV I, LLC ("VUS") (as amended,

LV ADMINISTRATIVE SERVICES, INC.  335 MADISON AVE, 10TH FLOOR, NEW YORK, NY 10017
PHONE: 212 541-5800    FAX 212-581-5037

restated, modified and/or supplemented from time to time, the "August 2007 Term Note"); (xii) that certain Securities Purchase Agreement, dated as of August 31, 2007 by and between JMAR and Laurus (as amended, restated, modified and/or supplemented from time to time, the "August 2007 SPA."); (xiii) the Related Agreements (as defined in the August 2007 SPA) (the "August 2007 Related Agreements" and together with the August 2007 Term Note and the August 2007 SPA, collectively, the "August 2007 Documents"); (xiv) on September 28, 2007, Laurus, together with other affiliates of. Laurus (including without limitation VOFF I and VUS), appointed. LV Administrative Services, Inc. as administrative arid collateral agent for Laurus and. such affiliates (the "Agent"); (xv) that certain Third Amended and Restated Secured Term Note, dated as of January 30, 2009 issued by JMAR to VUS in the original principal amount of $3,797,500 (as amended, restated, modified and/or supplemented from time to time, the "A&R 2008 Term Note A"), (xvi) that certain Second Amended and Restated Secured Term Note, dated as of January 30, 2009 issued by JMAR to Valens Offshore SPV II, Corp. ("VOFF II" and together with Laurus, VOFF 1, VUS and the Agent, collectively, the "Creditor Parties") in the original principal amount of $1,902,500 (as amended, restated, modified and/or supplemented from time to time, the "A&R 2008 Term Note B"); (xvii) that certain Securities Purchase Agreement, dated as of September 25, 2008 by and between. JMAR, the Purchasers from time to time party thereto, and the Agent (as amended, restated, modified and/or supplemented from time to time, the "September 2008 SPA"); and (xvii.) the Related Agreements (as defined in the September 2008 SPA) (the "September 2008 Related Agreements" and together with the A&R 2008 Term Note A, the A&R 2008 Term Note B and the September 2008 SPA, collectively, the "September 2008 Documents"; the September 2008 Documents, together with the March 2006 Documents, the 2003 Documents, the April 2007 Documents, the August 2007 Documents and all other documents, instruments and agreements entered into in connection therewith, collectively the "Documents"). All terms used herein but not otherwise defined herein shall have the meaning ascribed such terms in the Documents, as applicable.

Please be advised that certain Events of Default have occurred and are continuing beyond any applicable cure or grace period under one or more of the Documents including, without limitation, Events of Default arising under Section 3.1 of the March 2006 Note, Sections 3.1 (a) and 3.1(j) of each of the April 2007 Note and the August 2007 Note, and Sections 2.1(a) and 2.1(k) of each of the A&R 2008 Term Note A and the A&R 2008 Term Note B (the "Existing Defaults"). Please be advised that the Creditor Parties shall charge any and all amounts payable in accordance with the terms of the Documents.

Nothing contained herein shall (a) limit in any manner whatsoever each party's obligation, (including without limitation the parties listed on Exhibit A) to comply with, and. each Creditor Party's right to insist on each party's compliance with, each and every term of the Documents, or (b) constitute a waiver of any Existing Default, any other Event of Default or any right or remedy available to any Creditor Party, of any of the parties listed on Exhibit A hereto or any other person's obligation to pay and perform all of its obligations, in each case whether arising under any Document, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by the Creditor Parties at any time, and none of which obligations are waived.

LV ADMINISTRATIVE SERVICES, INC.  335 MADISON AVE, 10TH FLOOR, NEW YORK, NY 10017
PHONE: 212 541-5800    FAX 212-581-5037

Very truly yours,

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:  /s/ Scott Bluestein
Name:  Scott Bluestein
Title:  Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC.  335 MADISON AVE, 10TH FLOOR, NEW YORK, NY 10017
PHONE: 212 541-5800    FAX 212-581-5037

EXHIBIT A

JMAR TECHNOLOGIES, INC. 10905 Technology Place
San Diego, CA 92127
Attention: Chief Financial) Officer Facsimile No.: 858-946-6869

JMAR/SAL NANOLITHOGRAPHY, INC, 10905 Technology Place
San Diego, CA 92127
Attention: Chief Financial Officer
Facsimile No.: 858-946-6869

JSI MICROELECTRONICS, INC. 10905 Technology Place
San Diego, CA 92127
Attention: Chief Financial Officer Facsimile No.: 858-946-6869

JMAR RESEARCH, INC,
10905 Technology Place
San Diego, CA 92127
Attention: Chief Financial Officer Facsimile No.: 858-946-6869

SPECTRAL LABS, INC.
10905 Technology Place
San Diego, CA 92127
Attention: Chief Financial Officer Facsimile No.: 858-946-6869

 LV ADMINISTRATIVE SERVICES, INC.  335 MADISON AVE, 10TH FLOOR, NEW YORK, NY 10017
PHONE: 212 541-5800    FAX 212-581-5037